Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2005	2004	2005	2004

Net revenue	$186,670	$178,637	$758,560	$678,605
Operating expenses:
Personnel expense	59,657	55,437	234,935	209,682
Medical supplies expense	52,441	50,715	216,329	189,655
Bad debt expense	15,418	13,218	53,663	46,037
Other operating expenses	38,950	35,955	154,168	141,423
Pre-opening expenses	—	—	—	5,103
Depreciation	10,887	10,033	39,571	41,107
Amortization	290	290	1,160	1,160
Loss (gain) on disposal of property, equipment and other assets	(814)	114	(569)	87
Impairments of long-lived assets	2,662	7,227	2,662	7,227

Total operating expenses	179,491	172,989	701,919	641,481

Income from operations	7,179	5,648	56,641	37,124
Other income (expenses):
Interest expense	(8,716)	(7,839)	(32,943)	(27,764)
Interest and other income, net	1,187	249	3,090	863
Loss on debt refinancing	—	(5,090)	—	(5,090)
Equity in net earnings of unconsolidated affiliates	802	916	3,356	3,540

Total other expenses, net	(6,727)	(11,764)	(26,497)	(28,451)

Income (loss) from continuing operations before minority interest, income taxes and discontinued operations	452	(6,116)	30,144	8,673
Minority interest share of earnings of consolidated subsidiaries	(3,611)	(3,381)	(15,968)	(7,259)

Income (loss) from continuing operations before income taxes and discontinued operations	(3,159)	(9,497)	14,176	1,414
Income tax expense (benefit)	(1,082)	(3,313)	6,025	665

Income (loss) from continuing operations	(2,077)	(6,184)	8,151	749
Income (loss) from discontinued operations, net of taxes	(224)	(527)	640	(4,372)

Net income (loss)	$(2,301)	$(6,711)	$8,791	$(3,623)

Earnings (loss) per share, basic
Continuing operations	$(0.11)	$(0.34)	$0.45	$0.04
Discontinued operations	(0.01)	(0.03)	0.03	(0.24)

Earnings per share, basic	$(0.12)	$(0.37)	$0.48	$(0.20)

Earnings (loss) per share, diluted
Continuing operations	$(0.11)	$(0.34)	$0.42	$0.04
Discontinued operations	(0.01)	(0.03)	0.03	(0.24)

Earnings per share, diluted	$(0.12)	$(0.37)	$0.45	$(0.20)

Weighted average number of shares, basic	18,493	18,014	18,286	17,984
Dilutive effect of stock options	—	—	1,184	—

Weighted average number of shares, diluted	18,493	18,014	19,470	17,984

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
Statement of Operations Data:
Net revenue	$186,670	$178,637	4.5%	$758,560	$678,605	11.8%
Adjusted EBITDA (1)	$21,672	$23,312	(7.0)%	$100,933	$86,705	16.4%
Income from operations	$7,179	$5,648	27.1%	$56,641	$37,124	52.6%
Income (loss) from continuing operations	$(2,077)	$(6,184)	66.4%	$8,151	$749	988.3%
Earnings (loss) per share from continuing operations, basic	$(0.11)	$(0.34)	67.3%	$0.45	$0.04	970.3%
Earnings (loss) per share from continuing operations, diluted	$(0.11)	$(0.34)	67.3%	$0.42	$0.04	905.2%

(1)	See Supplemental Financial Disclosure—Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures.

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
Selected Operating Data (consolidated) (a):
Number of hospitals	11	11		11	11
Licensed beds ( b )	672	672		672	672
Staffed and available beds ( c )	638	596		638	596
Admissions ( d )	11,370	10,940	3.9%	45,304	41,924	8.1%
Adjusted admissions ( e )	14,926	14,178	5.3%	59,764	53,344	12.0%
Patient days ( f )	37,675	36,645	2.8%	156,568	144,764	8.2%
Adjusted patient days ( g )	49,122	47,158	4.2%	205,360	183,606	11.8%
Average length of stay (days) ( h )	3.31	3.35	(1.2)%	3.46	3.45	0.3%
Occupancy ( i )	64.2%	66.8%		67.2%	66.4%
Inpatient catheterization procedures	6,155	5,817	5.8%	23,882	21,688	10.1%
Inpatient surgical procedures	2,966	2,838	4.5%	11,996	10,606	13.1%
Hospital division revenue	$173,313	$164,285	5.5%	$703,854	$621,806	13.2%

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
Selected Operating Data (same facility) (a):
Number of hospitals	11	11		9	9
Licensed beds ( b )	672	672		580	580
Staffed and available beds ( c )	638	596		546	531
Admissions ( d )	11,370	10,940	3.9%	40,395	39,692	1.8%
Adjusted admissions ( e )	14,926	14,178	5.3%	54,034	50,759	6.5%
Patient days ( f )	37,675	36,645	2.8%	139,222	137,532	1.2%
Adjusted patient days ( g )	49,122	47,158	4.2%	185,147	175,241	5.7%
Average length of stay (days) ( h )	3.31	3.35	(1.2)%	3.45	3.46	(0.3)%
Occupancy ( i )	64.2%	66.8%		69.9%	70.8%
Inpatient catheterization procedures	6,155	5,817	5.8%	20,446	20,032	2.1%
Inpatient surgical procedures	2,966	2,838	4.5%	10,811	10,101	7.0%
Hospital division revenue	$173,313	$164,285	5.5%	$617,170	$582,312	6.0%

(a)	Selected operating data includes consolidated hospitals as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements. Same facility for the twelve months ended September 30, 2005 excludes the results of Texsan Heart Hospital and Heart Hospital of Lafayette.

(b)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(c)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(d)	Admissions represent the number of patients admitted for inpatient treatment.

(e)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(f)	Patient days represent the total number of days of care provided to inpatients.

(g)	Adjusted patient days is a general measure of combined inpatient and outpatient days. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(h)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(i)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP FINANCIAL MEASURES
(Unaudited)
     The following table reconciles Adjusted EBITDA with MedCath’s income (loss) from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and twelve months ended September 30, 2005 and 2004.

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2005	2004	2005	2004
	(in thousands)

Income (loss) from continuing operations	$(2,077)	$(6,184)	$8,151	$749
Add:
Income tax expense (benefit)	(1,082)	(3,313)	6,025	665
Minority interest share of earnings of consolidated subsidiaries	3,611	3,381	15,968	7,259
Equity in net earnings of unconsolidated affiliates	(802)	(916)	(3,356)	(3,540)
Interest and other income, net	(1,187)	(249)	(3,090)	(863)
Interest expense	8,716	7,839	32,943	27,764
Loss on debt refinancing	—	5,090	—	5,090
Impairments of long-lived assets	2,662	7,227	2,662	7,227
Loss (gain) on disposal of property, equipment and other assets	(814)	114	(569)	87
Amortization	290	290	1,160	1,160
Depreciation	10,887	10,033	39,571	41,107
Share-based compensation expense	1,468	—	1,468	—

Adjusted EBITDA	$21,672	$23,312	$100,933	$86,705